SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 9, 2004

MELLON BANK, N.A.

(Originator of Mellon Bank Premium Finance Loan Master Trust)
(Exact name of registrant as specified in its charter)

333-113957-02
and
United States	333-116609-02	25-0659306

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Numbers)	ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A

(Former name or former address, if changed since last report)

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST

(Exact name of registrant as specified in its charter)

333-113957-01
and
New York	333-116609-01	51-0015912

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Numbers)	ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON PREMIUM FINANCE LOAN OWNER TRUST

(Exact name of registrant as specified in its charter)

333-113957-03
and
Delaware	333-116609-03	51-6522553

(State or other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Numbers)	ID Number)

c/o Chase Manhattan Bank, USA, National Association
1201 N. Market Street
Wilmington, DE 19801
(302) 428-3372

Carl Krasik, Esq.
Mellon Financial Corporation
Suite 1910
500 Grant Street
Pittsburgh, Pennsylvania 15258-0001
(412) 234-5222

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

MELLON BANK PFL MASTER NOTE TRUST

(Exact name of registrant as specified in its charter)

333-113957
and
Delaware	333-116609	51-6522553

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Numbers)	ID Number)

One Mellon Center
Pittsburgh, Pennsylvania 15258
(412) 234-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal offices)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.
SIGNATURES
INDEX OF EXHIBITS
Exhibit 20

Item 5. Other Events.

     The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK, N.A., as Registrant
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON PREMIUM FINANCE LOAN OWNER TRUST, as registrant By: Mellon Bank, N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST, as Registrant By: MELLON BANK, N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

MELLON BANK PFL MASTER NOTE TRUST, as Registrant By: MELLON BANK, N.A., as Administrator
	By:	/s/ MICHAEL A. BRYSON
		Name:	Michael A. Bryson
		Title:	Executive Vice President & Chief Financial Officer

Dated: July 15, 2004

INDEX OF EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Certificateholders Statement	Filed herewith